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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported)   February 14, 2002
                                                          ----------------------


                          Aimrite Holdings Corporation
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             (Exact Name of Registrant as Specified in its Charter)


                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

          000-26237                                68-0386443
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    (Commission File Number)            (I.R.S. Employer Identification No.)


                 525 Stevens Ave. West, Solana Beach, CA 92075
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    (Address of Principal Executive Offices)               (Zip Code)


                                 (858) 259-7400
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              (Registrant's Telephone Number, Including Area Code)



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ITEM 5. OTHER EVENTS

         On February 14, 2002, AimRite Holdings Corp. ("AimRite" or the "Company"), a group of AimRite shareholders (the "Shareholder Group"), Mary Kay Koldeway on behalf of herself as an individual and as Trustee for the KenMar Company Trust ("KenMar") and the Coleman Family Trust ("Koldeway"), entered into a Mutual Settlement and Release Agreement ("Settlement Agreement"), through which the parties concluded certain matters previously in dispute pertaining to patent rights, related party obligations, share ownership and management and director resignation and/or appointments.

         Upon consummation of the transactions, KenMar: delivered to AimRite title to the intellectual property rights associated with the Computer Optimized and Suspension Technology ("COAST"); reduced its amount receivable with accrued interest from AimRite from $839,089 to $600,000, and eliminated a 4% royalty payment from AimRite on future COAST related revenues. In exchange for the patent rights and the reduction in amount payable and secured interest, KenMar received a $600,000 non-interest bearing note, payable in six months and secured by all the assets of the Company. AimRite also agreed to assume the lease obligations on a GMC Yukon of Koldeway. Koldeway resigned from all positions of management and from the Board of Directors of AimRite, surrendered her claim to all shares of Preferred Stock and rescinded any actions that may have been taken based on the voting rights of any Preferred Shares. As a result of the Settlement Agreement, AimRite recorded a gain on the forgiveness of debt in the amount of $239,089, and now owns the full rights and title to the patents related to COAST technology.

         The foregoing description of the Settlement Agreement is qualified in its entirety by reference to the Mutual Settlement and Release Agreement and related attachments, a copy of which is filed as exhibit EX-10(iv) hereto.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibits

         EX-10(iv) Mutual Settlement and Release Agreement dated February 14,
                  2002 by and among AimRite Holdings Corp., a group of AimRite shareholders and Mary Kay Koldeway on behalf of herself and as Trustee of the KenMar Company Trust and the Coleman Family Trust.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  Aimrite Holdings Corporation
                                  ----------------------------------
                                  (Registrant)

Dated: March 7, 2002              By:     /s/ David Tenney
                                          --------------------------
                                  Name:   David Tenney
                                  Title:  Chief Financial Officer